
Lehman Brothers                                                                                                             Page   1
                                                                                                          Tue, 18 Jun 1996, 09:57:56
                                                      GREEN TREE REC 1996-B
                                                       Settlement:  6/21/96


           ----------------------------------------------------------------------------------------------------------------------

                             Class A-1                                          Class A-2
           -------------------------------------------------     ----------------------------------------------

    Date          Balance    Principal Pmt     % of Balance          Balance    Principal Pmt     % of Balance
    ----    --------------   --------------    -------------    -------------   --------------   --------------
  6/21/96   341,000,000.00                               100    20,000,000.00                               100
  7/15/96   332,657,196.94   8,342,803.0551               98    19,510,686.04     489,313.9622               98
  8/15/96   324,435,396.53   8,221,800.4129               95    19,028,469.00     482,217.0330               95
  9/15/96   316,331,621.90   8,103,774.6307               93    18,553,174.31     475,294.6997               93
 10/15/96   308,343,060.84   7,988,561.0575               90    18,084,637.00     468,537.3054               90
 11/15/96   300,467,062.89   7,875,997.9533               88    17,622,701.64     461,935.3638               88
 12/15/96   292,701,136.26   7,765,926.6305               86    17,167,222.07     455,479.5678               86
  1/15/97   285,042,944.66   7,658,191.5989               84    16,718,061.27     449,160.7976               84
  2/15/97   277,490,303.95   7,552,640.7103               81    16,275,091.14     442,970.1296               81
  3/15/97   270,041,178.65   7,449,125.3036               79    15,838,192.30     436,898.8448               79
  4/15/97   262,693,678.30   7,347,500.3496               77    15,407,253.86     430,938.4369               77
  5/15/97   255,446,053.70   7,247,624.5937               75    14,982,173.24     425,080.6213               75
  6/15/97   248,296,693.01   7,149,360.6959               73    14,562,855.89     419,317.3429               73
  7/15/97   241,244,117.64   7,052,575.3682               71    14,149,215.11     413,640.7841               71
  8/15/97   234,286,978.13   6,957,139.5068               69    13,741,171.74     408,043.3728               69
  9/15/97   227,424,049.81   6,862,928.3202               67    13,338,653.95     402,517.7900               67
 10/15/97   220,654,228.36   6,769,821.4504               65    12,941,596.97     397,056.9766               65
 11/15/97   213,976,525.27   6,677,703.0881               63    12,549,942.83     391,654.1401               63
 12/15/97   207,390,063.19   6,586,462.0798               61    12,163,640.07     386,302.7613               61
  1/15/98   200,894,071.17   6,495,992.0271               59    11,782,643.47     380,996.5998               59
  2/15/98   194,487,879.79   6,406,191.3765               57    11,406,913.77     375,729.6995               57
  3/15/98   188,170,916.29   6,316,963.4999               55    11,036,417.38     370,496.3930               55
  4/15/98   181,942,699.53   6,228,216.7641               53    10,671,126.07     365,291.3058               53
  5/15/98   175,802,834.94   6,139,864.5901               52    10,311,016.71     360,109.3601               52
  6/15/98   169,751,009.44   6,051,825.5006               50     9,956,070.93     354,945.7772               50
  7/15/98   163,786,986.28   5,964,023.1546               48     9,606,274.86     349,796.0794               48
  8/15/98   157,910,599.91   5,876,386.3710               46     9,261,618.76     344,656.0921               46
  9/15/98   152,121,750.77   5,788,849.1383               45     8,922,096.82     339,521.9436               45
 10/15/98   146,420,400.16   5,701,350.6114               43     8,587,706.75     334,390.0652               43
 11/15/98   140,837,830.02   5,582,570.1423               41     8,260,283.29     327,423.4688               41
 12/15/98   135,372,103.75   5,465,726.2713               40     7,939,712.83     320,570.4558               40
  1/15/99   130,021,342.64   5,350,761.1087               38     7,625,885.20     313,827.6310               38
  2/15/99   124,783,724.63   5,237,618.0051               37     7,318,693.53     307,191.6719               37
  3/15/99   119,657,483.11   5,126,241.5186               35     7,018,034.20     300,659.3266               35
  4/15/99   114,640,905.73   5,016,577.3820               34     6,723,806.79     294,227.4124               34
  5/15/99   109,732,333.26   4,908,572.4717               32     6,435,913.97     287,892.8136               32
  6/15/99   104,930,158.48   4,802,174.7767               31     6,154,261.49     281,652.4796               31
  7/15/99   100,232,825.12   4,697,333.3691               29     5,878,758.07     275,503.4234               29
  8/15/99    95,638,826.74   4,593,998.3745               28     5,609,315.35     269,442.7199               28
  9/15/99    91,146,705.80   4,492,120.9437               27     5,345,847.85     263,467.5040               27
 10/15/99    86,755,052.57   4,391,653.2249               25     5,088,272.88     257,574.9692               25
 11/15/99    82,462,504.24   4,292,548.3367               24     4,836,510.51     251,762.3658               24
 12/15/99    78,267,743.89   4,194,760.3414               23     4,590,483.51     246,026.9995               23
  1/15/00    74,169,499.67   4,098,244.2196               22     4,350,117.28     240,366.2299               22
  2/15/00    70,166,543.83   4,002,955.8446               21     4,115,339.81     234,777.4689               21
  3/15/00    66,257,691.87   3,908,851.9583               19     3,886,081.63     229,258.1794               19
  4/15/00    62,441,801.72   3,815,890.1471               18     3,662,275.76     223,805.8737               18

AVG LIFE:
                                    2.296                                              2.296

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                           Page 2
                                                  Tue, 18 Jun 1996, 09:57:56 EDT

                             GREEN TREE REC 1996-B
                             Settlement:  6/21/96

- --------------------------------------------------------------------------------------------------
                            Class A-1                                   Class A-2
          --------------------------------------------  ------------------------------------------
  Date       Balance      Principal Pmt   % of Balance     Balance     Principal Pmt  % of Balance
  ----    -------------  ---------------  ------------  -------------  -------------  ------------
 5/15/00  58,717,772.91   3,724,028.8184            17   3,443,857.65   218,418.1125            17
 6/15/00  55,084,545.73   3,633,227.1780            16   3,230,765.15   213,092.5031            16
 7/15/00  51,541,100.52   3,543,445.2077            15   3,022,938.45   207,826.6984            15
 8/15/00  48,086,456.88   3,454,643.6437            14   2,820,320.05   202,618.3955            14
 9/15/00  44,719,672.92   3,366,783.9555            13   2,622,854.72   197,465.3346            13
10/15/00  41,439,844.60   3,279,828.3251            12   2,430,489.42   192,365.2977            12
11/15/00  39,091,320.20   2,348,524.3985            11   2,292,746.05   137,743.3665            11
12/15/00  36,798,369.62   2,292,950.5762            11   2,158,262.15   134,483.9048            11
 1/15/01  34,822,131.22   1,976,238.4053            10   2,042,353.74   115,908.4109            10
 2/15/01  32,893,751.46   1,928,379.7601            10   1,929,252.28   113,101.4522            10
 3/15/01  31,012,118.11   1,881,633.3504             9   1,818,892.56   110,359.7273             9
 4/15/01  29,176,145.11   1,835,972.9957             9   1,711,210.86   107,681.7006             9
 5/15/01  27,734,667.37   1,441,477.7360             8   1,626,666.71    84,544.1487             8
 6/15/01  26,321,853.58   1,412,813.7947             8   1,543,803.73    82,862.9792             8
 7/15/01  24,937,179.79   1,384,673.7926             7   1,462,591.19    81,212.5392             7
 8/15/01  23,580,131.31   1,357,048.4735             7   1,382,998.90    79,592.2858             7
 9/15/01  22,250,202.57   1,329,928.7420             7   1,304,997.22    78,001.6857             7
10/15/01  20,946,896.91   1,303,305.6613             6   1,228,557.00    76,440.2147             6
11/15/01  19,669,726.46   1,277,170.4504             6   1,153,649.65    74,907.3578             6
12/15/01  18,418,211.98   1,251,514.4810             5   1,080,247.04    73,402.6089             5
 1/15/02  17,191,882.70   1,226,329.2750             5   1,008,321.57    71,925.4707             5
 2/15/02  15,990,276.20   1,201,606.5023             5     937,846.11    70,475.4547             5
 3/15/02  14,812,938.22   1,177,337.9777             4     868,794.03    69,052.0808             4
 4/15/02  13,659,422.56   1,153,515.6587             4     801,139.15    67,654.8773             4
 5/15/02  12,529,290.92   1,130,131.6429             4     734,855.77    66,283.3808             4
 6/15/02  11,422,112.76   1,107,178.1657             3     669,918.64    64,937.1358             3
 7/15/02  10,388,085.88   1,034,026.8719             3     609,271.90    60,646.7374             3
 8/15/02           0.00  10,388,085.8841             0           0.00   609,271.8994             0
==================================================================================================
TOTALS:                   341,000,000.00                20,000,000.00

AVG LIFE:                     2.296                                       2.296

- -------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


Lehman Brothers
                                                                                                        Page 3

                                                                                Tue, 18 Jun 1996, 09:57:56 EDT

                                                  GREEN TREE REC 1996-B
                                                   Settlement: 6/21/96

           ---------------------------------------------------------------------------------------------------
                              Class A-3                                          Class A-4
           ------------------------------------------------   ------------------------------------------------
  Date        Balance       Principal Pmt     % of Balance       Balance       Principal Pmt     % of Balance
  ----     --------------   --------------   --------------   --------------   --------------   --------------
 6/21/96    15,800,000.00                               100    13,700,000.00                               100
 7/15/96    15,413,441.97     386,558.0301               98    13,364,819.94     335,180.0641               98
 8/15/96    15,032,490.51     380,951.4561               95    13,034,501.27     330,318.6676               95
 9/15/96    14,657,007.70     375,482.8128               93    12,708,924.40     325,576.8693               93
10/15/96    14,286,863.23     370,144.4713               90    12,387,976.34     320,948.0542               90
11/15/96    13,921,934.29     364,928.9374               88    12,071,550.62     316,425.7242               88
12/15/96    13,562,105.43     359,828.8585               86    11,759,547.12     312,003.5039               86
 1/15/97    13,207,268.40     354,837.0301               84    11,451,871.97     307,675.1463               84
 2/15/97    12,857,322.00     349,946.4024               81    11,148,437.43     303,434.5388               81
 3/15/97    12,512,171.91     345,150.0874               79    10,849,161.72     299,275.7087               79
 4/15/97    12,171,730.55     340,441.3652               77    10,553,968.89     295,192.8293               77
 5/15/97    11,835,916.86     335,813.6909               75    10,262,788.67     291,180.2256               75
 6/15/97    11,504,656.16     331,260.7009               73     9,975,556.29     287,232.3799               73
 7/15/97    11,177,879.94     326,776.2194               71     9,692,212.35     283,343.9371               71
 8/15/97    10,855,525.67     322,354.2645               69     9,412,702.64     279,509.7104               69
 9/15/97    10,537,536.62     317,989.0541               67     9,136,977.95     275,724.6862               67
10/15/97    10,223,861.61     313,675.0115               65     8,864,993.93     271,984.0289               65
11/15/97     9,914,454.84     309,406.7707               63     8,596,710.84     268,283.0859               63
12/15/97     9,609,275.66     305,179.1814               61     8,332,093.45     264,617.3915               61
 1/15/98     9,308,288.34     300,987.3139               59     8,071,110.78     260,982.6709               59
 2/15/98     9,011,461.88     296,826.4626               57     7,813,735.93     257,374.8442               57
 3/15/98     8,718,769.73     292,692.1504               55     7,559,945.90     253,790.0292               55
 4/15/98     8,430,189.60     288,580.1316               53     7,309,721.36     250,224.5445               53
 5/15/98     8,145,703.20     284,486.3945               52     7,063,046.45     246,674.9117               52
 6/15/98     7,865,296.04     280,407.1640               50     6,819,908.59     243,137.8574               50
 7/15/98     7,588,957.14     276,338.9028               48     6,580,298.28     239,610.3144               48
 8/15/98     7,316,678.82     272,278.3128               46     6,344,208.85     236,089.4231               46
 9/15/98     7,048,456.49     268,222.3354               45     6,111,636.32     232,572.5314               45
10/15/98     6,784,288.34     264,168.1515               43     5,882,579.13     229,057.1947               43
11/15/98     6,525,623.80     258,664.5403               41     5,658,294.05     224,205.0761               41
12/15/98     6,272,373.14     253,250.6601               40     5,438,703.29     219,590.7622               40
 1/15/99     6,024,449.31     247,923.8285               38     5,223,731.36     214,971.9272               38
 2/15/99     5,781,767.89     242,681.4208               37     5,013,305.07     210,426.2952               37
 3/15/99     5,544,247.02     237,520.8680               35     4,807,353.43     205,951.6387               35
 4/15/99     5,311,807.36     232,439.6558               34     4,605,807.65     201,545.7775               34
 5/15/99     5,084,372.04     227,435.3227               32     4,408,601.07     197,206.5773               32
 6/15/99     4,861,866.58     222,505.4589               31     4,215,669.12     192,931.9485               31
 7/15/99     4,644,218.88     217,647.7045               29     4,026,949.28     188,719.8450               29
 8/15/99     4,431,359.13     212,859.7487               28     3,842,381.02     184,568.2631               28
 9/15/99     4,223,219.80     208,139.3282               27     3,661,905.78     180,475.2403               27
10/15/99     4,019,735.57     203,484.2257               25     3,485,466.92     176,438.8539               25
11/15/99     3,820,843.30     198,892.2690               24     3,313,009.70     172,457.2206               24
12/15/99     3,626,481.98     194,361.3296               23     3,144,481.21     168,528.4947               23
 1/15/00     3,436,592.65     189,889.3216               22     2,979,830.34     164,650.8675               22
 2/15/00     3,251,118.45     185,474.2004               21     2,819,007.77     160,822.5662               21
 3/15/00     3,070,004.49     181,113.9617               19     2,661,965.92     157,041.8529               19
 4/15/00     2,893,197.85     176,806.6402               18     2,508,658.90     153,307.0235               18

AVG LIFE:
                                 2.296                                              2.296


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                           Page 4
                                                  Tue, 18 Jun 1996, 09:57:56 EDT

                             GREEN TREE REC 1996-B
                             Settlement:  6/21/96

- ----------------------------------------------------------------------------------------------------------
                              Class A-3                                        Class A-4
            ---------------------------------------------    ---------------------------------------------
  Date           Balance    Principal Pmt    % of Balance         Balance    Principal Pmt    % of Balance
- --------    ------------    -------------    ------------    ------------    -------------    ------------
 5/15/00    2,720,647.54     172,550.3089              17    2,359,042.49     149,616.4071              17
 6/15/00    2,552,304.46     168,343.0775              16    2,213,074.12     145,968.3646              16
 7/15/00    2,388,121.37     164,183.0917              15    2,070,712.84     142,361.2884              15
 8/15/00    2,228,052.84     160,068.5325              14    1,931,919.24     138,793.6009              14
 9/15/00    2,072,055.23     155,997.6144              13    1,796,655.48     135,263.7542              13
10/15/00    1,920,086.64     151,968.5852              12    1,664,885.25     131,770.2289              12
11/15/00    1,811,269.38     108,817.2595              11    1,570,531.05      94,354.2060              11
12/15/00    1,705,027.10     106,242.2848              11    1,478,409.57      92,121.4748              11
 1/15/01    1,613,459.45      91,567.6446              10    1,399,012.31      79,397.2614              10
 2/15/01    1,524,109.30      89,350.1472              10    1,321,537.82      77,474.4948              10
 3/15/01    1,436,925.12      87,184.1846               9    1,245,941.40      75,596.4132               9
 4/15/01    1,351,856.58      85,068.5435               9    1,172,179.44      73,761.9649               9
 5/15/01    1,285,066.70      66,789.8775               8    1,114,266.70      57,912.7419               8
 6/15/01    1,219,604.95      65,461.7535               8    1,057,505.55      56,761.1407               8
 7/15/01    1,155,447.04      64,157.9059               7    1,001,874.97      55,630.5893               7
 8/15/01    1,092,569.13      62,877.9058               7      947,354.25      54,520.7158               7
 9/15/01    1,030,947.80      61,621.3317               7      893,923.09      53,431.1547               7
10/15/01      970,560.03      60,387.7696               6      841,561.55      52,361.5471               6
11/15/01      911,383.22      59,176.8127               6      790,250.01      51,311.5401               6
12/15/01      853,395.16      57,988.0610               5      739,969.22      50,280.7871               5
 1/15/02      796,574.04      56,821.1218               5      690,700.27      49,268.9474               5
 2/15/02      740,898.43      55,675.6092               5      642,424.59      48,275.6865               5
 3/15/02      686,347.28      54,551.1438               4      595,123.91      47,300.6754               4
 4/15/02      632,899.93      53,447.3531               4      548,780.32      46,343.5910               4
 5/15/02      580,536.06      52,363.8708               4      503,376.20      45,404.1159               4
 6/15/02      529,235.72      51,300.3373               3      458,894.27      44,481.9380               3
 7/15/02      481,324.80      47,910.9225               3      417,351.25      41,543.0151               3
 8/15/02            0.00     481,324.8005               0            0.00     417,351.2511               0
==========================================================================================================
TOTALS:                     15,800,000.00                   13,700,000.00

AVG LIFE:                           2.296                                            2.296


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                           Page 5
                                                  Tue, 18 Jun 1996, 09:57:56 EDT

                             GREEN TREE REC 1996-B
                             Settlement:  6/21/96

            --------------------------------------------------------------------
                              Class B
            -----------------------------------------------
  Date         Balance       Principal Pmt     % of Balance
  ----      -------------    -------------     ------------
 6/21/96    30,531,344.00                               100
 7/15/96    30,531,344.00           0.0000              100
 8/15/96    30,531,344.00           0.0000              100
 9/15/96    30,531,344.00           0.0000              100
10/15/96    30,531,344.00           0.0000              100
11/15/96    30,531,344.00           0.0000              100
12/15/96    30,531,344.00           0.0000              100
 1/15/97    30,531,344.00           0.0000              100
 2/15/97    30,531,344.00           0.0000              100
 3/15/97    30,531,344.00           0.0000              100
 4/15/97    30,531,344.00           0.0000              100
 5/15/97    30,531,344.00           0.0000              100
 6/15/97    30,531,344.00           0.0000              100
 7/15/97    30,531,344.00           0.0000              100
 8/15/97    30,531,344.00           0.0000              100
 9/15/97    30,531,344.00           0.0000              100
10/15/97    30,531,344.00           0.0000              100
11/15/97    30,531,344.00           0.0000              100
12/15/97    30,531,344.00           0.0000              100
 1/15/98    30,531,344.00           0.0000              100
 2/15/98    30,531,344.00           0.0000              100
 3/15/98    30,531,344.00           0.0000              100
 4/15/98    30,531,344.00           0.0000              100
 5/15/98    30,531,344.00           0.0000              100
 6/15/98    30,531,344.00           0.0000              100
 7/15/98    30,531,344.00           0.0000              100
 8/15/98    30,531,344.00           0.0000              100
 9/15/98    30,531,344.00           0.0000              100
10/15/98    30,531,344.00           0.0000              100
11/15/98    30,531,344.00           0.0000              100
12/15/98    30,531,344.00           0.0000              100
 1/15/99    30,531,344.00           0.0000              100
 2/15/99    30,531,344.00           0.0000              100
 3/15/99    30,531,344.00           0.0000              100
 4/15/99    30,531,344.00           0.0000              100
 5/15/99    30,531,344.00           0.0000              100
 6/15/99    30,531,344.00           0.0000              100
 7/15/99    30,531,344.00           0.0000              100
 8/15/99    30,531,344.00           0.0000              100
 9/15/99    30,531,344.00           0.0000              100
10/15/99    30,531,344.00           0.0000              100
11/15/99    30,531,344.00           0.0000              100
12/15/99    30,531,344.00           0.0000              100
 1/15/00    30,531,344.00           0.0000              100
 2/15/00    30,531,344.00           0.0000              100
 3/15/00    30,531,344.00           0.0000              100
 4/15/00    30,531,344.00           0.0000              100

AVG LIFE:                           6.150

- -------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                                           Page 6

                                                  Tue, 18 Jun 1996, 09:57:56 EDT

                             GREEN TREE REC 1996-B
                             Settlement:  6/21/96
- --------------------------------------------------------------------------------


                              Class B
           ------------------------------------------------

    Date          Balance    Principal Pmt     % of Balance
    ----    --------------  ---------------   --------------
  5/15/00    30,531,344.00           0.0000              100
  6/15/00    30,531,344.00           0.0000              100
  7/15/00    30,531,344.00           0.0000              100
  8/15/00    30,531,344.00           0.0000              100
  9/15/00    30,531,344.00           0.0000              100
 10/15/00    30,531,344.00           0.0000              100
 11/15/00    30,531,344.00           0.0000              100
 12/15/00    30,531,344.00           0.0000              100
  1/15/01    30,531,344.00           0.0000              100
  2/15/01    30,531,344.00           0.0000              100
  3/15/01    30,531,344.00           0.0000              100
  4/15/01    30,531,344.00           0.0000              100
  5/15/01    30,531,344.00           0.0000              100
  6/15/01    30,531,344.00           0.0000              100
  7/15/01    30,531,344.00           0.0000              100
  8/15/01    30,531,344.00           0.0000              100
  9/15/01    30,531,344.00           0.0000              100
 10/15/01    30,531,344.00           0.0000              100
 11/15/01    30,531,344.00           0.0000              100
 12/15/01    30,531,344.00           0.0000              100
  1/15/02    30,531,344.00           0.0000              100
  2/15/02    30,531,344.00           0.0000              100
  3/15/02    30,531,344.00           0.0000              100
  4/15/02    30,531,344.00           0.0000              100
  5/15/02    30,531,344.00           0.0000              100
  6/15/02    30,531,344.00           0.0000              100
  7/15/02    30,531,344.00           0.0000              100
  8/15/02             0.00  30,531,344.0000                0
============================================================
TOTALS:                       30,531,344.00

AVG LIFE:                         6.150


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                                                                             GREEN TREE REC 1996-B
                                                                      ------ Discount Margin Table ------                     Page 1
Lehman Brothers                                                                                           Sun, 16 Jun 1996, 19:14:35
                                                                   Bond Class A-1       5.746 Initial Coupon
                                                                        Current Balance $341,000,000.00
                                                               1.00 * 1MLIB +     0.25, 100.00 Cap,  0.00 Floor
                                                                 Index Type: 1MLIB   Initial Value:    5.496
                    -----------------      -----------------      -----------------      -----------------
                      1MLIB:  0.00000        1MLIB:  0.00000        1MLIB:  0.00000        1MLIB:  0.00000
                   ------------------     ------------------     ------------------     ------------------
PRICE               Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur
- -----------         ---------   -----      ---------   -----      ---------   -----      ---------   -----

     99-23+           0.365      2.27        0.376      2.05        0.389      1.87        0.401      1.71
     99-24            0.358                  0.369                  0.380                  0.392
     99-24+           0.351                  0.361                  0.372                  0.383
     99-25            0.344                  0.354                  0.364                  0.375
     99-25+           0.338                  0.347                  0.356                  0.366
     99-26            0.331      2.27        0.339      2.06        0.348      1.87        0.357      1.72
     99-26+           0.324                  0.332                  0.340                  0.348
     99-27            0.317                  0.324                  0.331                  0.339
     99-27+           0.311                  0.317                  0.323                  0.330
     99-28            0.304                  0.309                  0.315                  0.321

     99-28+           0.297      2.27        0.302      2.06        0.307      1.87        0.312      1.72
     99-29            0.291                  0.295                  0.299                  0.303
     99-29+           0.284                  0.287                  0.291                  0.294
     99-30            0.277                  0.280                  0.283                  0.286
     99-30+           0.270                  0.272                  0.274                  0.277
     99-31            0.264      2.27        0.265      2.06        0.266      1.88        0.268      1.72
     99-31+           0.257                  0.257                  0.258                  0.259
    100-00            0.250                  0.250                  0.250                  0.250
    100-00+           0.244                  0.243                  0.242                  0.241
    100-01            0.237                  0.235                  0.234                  0.232

    100-01+           0.230      2.28        0.228      2.06        0.226      1.88        0.223      1.72
    100-02            0.224                  0.220                  0.218                  0.215
    100-02+           0.217                  0.213                  0.209                  0.206
    100-03            0.210                  0.206                  0.201                  0.197
    100-03+           0.203                  0.198                  0.193                  0.188
    100-04            0.197      2.28        0.191      2.06        0.185      1.88        0.179      1.72
    100-04+           0.190                  0.183                  0.177                  0.170
    100-05            0.183                  0.176                  0.169                  0.161
    100-05+           0.177                  0.169                  0.161                  0.152
    100-06            0.170                  0.161                  0.153                  0.144

    100-06+           0.163      2.28        0.154      2.06        0.144      1.88        0.135      1.72
    100-07            0.157                  0.146                  0.136                  0.126
    100-07+           0.150                  0.139                  0.128                  0.117
    100-08            0.143                  0.132                  0.120                  0.108
    100-08+           0.137                  0.124                  0.112                  0.099

Average Life  :       2.56                   2.30                   2.07                   1.88
First Pay     :       0.07                   0.07                   0.07                   0.07
Last  Pay     :       6.98                   6.15                   5.48                   4.90

 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days.
        Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/21/96 settlement date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

           ASSET BACKED SECURITIES EXTERNAL COMPUTATIONAL MATERIALS
           --------------------------------------------------------
            GREEN TREE FINANCIAL CORPORATION (SELLER AND SERVICER)
                           $421,031,344(APPROXIMATE)
                GREEN TREE RECREATIONAL, EQUIPMENT AND CONSUMER
                              TRUST SERIES 1996-B

SECURITIES OFFERED:
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                           Expected        Principal
                                                                           WAL@100%         Payment          Expected
              Size       % of       Credit       Benchmark                Prepayment        Window            Ratings
Class        ($MM)      Series     Priority        Index        Cap       Assumption        (mos.)          (S&P/Fitch)
- ----------------------------------------------------------------------------------------------------------------------------------
TO 10% CALL
- ----------------------------------------------------------------------------------------------------------------------------------
A-1         $341.00     81.00%      Senior         LIBOR       10.75%        2.30          1-74 (74)          AAA/AAA
A-2           20.00      4.75        Mezz          LIBOR       10.75%        2.30          1-74 (74)           AA/AA
A-3           15.80      3.75        Mezz          LIBOR       10.75%        2.30          1-74 (74)            A/A
A-4           13.70      3.25        Sub           LIBOR       10.75%        2.30          1-74 (74)          BBB/BBB
 B            30.53      7.25        Sub         5 Yr Tsy       N/A          6.15          74-74 (1)           A-/A
- ----------------------------------------------------------------------------------------------------------------------------------
TO MATURITY
- ----------------------------------------------------------------------------------------------------------------------------------
A-1         $341.00     81.00%      Senior         LIBOR       10.75%        2.31          1-85 (85)          AAA/AAA
A-2           20.00      4.75        Mezz          LIBOR       10.75%        2.31          1-85 (85)           AA/AA
A-3           15.80      3.75        Mezz          LIBOR       10.75%        2.31          1-85 (85)            A/A
A-4           13.70      3.25        Sub           LIBOR       10.75%        2.31          1-85 (85)          BBB/BBB
 B            30.53      7.25        Sub         5 Yr Tsy       N/A          9.01         85-240 (156)         A-/A
- ----------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

TRANSACTION SPECIFICS:
- ----------------------

  Managers:             LEHMAN BROTHERS (LEAD MANAGER), Morgan Stanley

  Collateral:           28,575 recreational, consumer and equipment contracts.

  ERISA:                The Class A-1 is expected to be ERISA eligible.
                        The Class A-2 expected to be ERISA eligible.
                        The Class A-3 expected to be ERISA eligible.
                        The Class A-4 expected to be ERISA eligible.
                        The Class B is not expected to be ERISA eligible.

  SMMEA:                The bonds are Not SMMEA qualifying.

  Distribution Date:    The 15th of each month, beginning July 15, 1996

  Legal Final:          July 2018

  Delay Days:           No delay on bonds

  Expected Pricing:     Week of June 10, 1996

  Settlement:           5 Business Days

  Trustee:              First Trust N.A.

  Optional Redemption:  10% Cleanup Call

  Tax Status:           The 1996-B Series will elect to be treated as an owner
                        trust for federal tax purposes. Because of the partnership characterization of the Class B
                        Certificates, no Class B Certificateholder should hold more than 50% of the Class B.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

PREPAYMENT SENSITIVITY INFORMATION
- ----------------------------------

              Projected Performance Under Varying Prepayment Assumptions (1)

PREPAYMENT ASSUMPTION %                   80%          90%         **100%**         110%         120%
- -----------------------                ---------     ---------     ---------      ---------    ---------
TO CALL
- -------
Class A
  Avg. Life (years)                       2.57         2.43           2.30          2.18          2.08
    Window (# of months)                   84           79             74            69            66
Class B
  Avg. Life/Duration (years) (2)       6.99/5.22     6.57/4.98     6.15/4.73      5.74/4.48    5.49/4.32
    Window (# of months)                   1             1             1              1            1

TO MATURITY
- -----------
Class A
  Avg. Life (years)                       2.58         2.44           2.31          2.19          2.09
    Window (# of months)                   95           90             85            80            76

Class B
  Avg. Life/Duration (years) (2)       9.72/6.59     9.37/6.42     9.01/6.24      8.65/6.06    8.30/5.88
    Window (# of months)                  146           151           156            161          165

     (1) These assumptions may change and are subject to pricing.
     (2) Modified Duration - assumes an example yield.

              ASSET TYPE                  % OF TRUST  100% PREPAYMENT ASSUMPTION
- --------------------------------------------------------------------------------
Trucks                                         20.5%           1.0% ABS
- --------------------------------------------------------------------------------
Motorcycles                                    20.0%           28% CPR
- --------------------------------------------------------------------------------
Marine                                         19.2%           325% PSA
- --------------------------------------------------------------------------------
RVs, Sport Vehicles, Horsetrailers,
 Personal Aircraft, Pianos                     40.3%           18% CPR
- --------------------------------------------------------------------------------

The following prepayment speeds represent the underlying prepayment speed of a given asset class for a specific percentage of the prepayment rate assumption.

ASSET TYPE                                PREPAYMENT TYPE  80%   90%  **100%**   110%  120%
- -------------------------------------------------------------------------------------------
Trucks                                          ABS        0.8%  0.9%   1.0%     1.1%  1.2%
- -------------------------------------------------------------------------------------------
Motorcycles                                     CPR         22%   25%   28%       31%   34%
- -------------------------------------------------------------------------------------------
Marine                                          PSA        260%  293%  325%      358%  390%
- -------------------------------------------------------------------------------------------
RVs, Sport Vehicles, Horsetrailers,
Personal Aircraft, Pianos                       CPR         14%   16%   18%       20%   22%
- -------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient thereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SUMMARY DESCRIPTION OF THE RECEIVABLES POOL:
- ---------------------------------------------

 . As of the Cut-Off Date (6/1/96) the collateral pool had the following characteristics:

   . fully amortizing
   . fixed contractual rate of interest
   . level payments over the term of such loan
   . interest computed on the simple interest method.

The contracts were originated or purchased and will be serviced by Green Tree.

   . Each Contract has its last scheduled payment due no later than June, 2016. . All Contracts have a contractual rate of interest of at least 6.90% per annum and not more than 21.99%
   . The Contracts have remaining maturities of at least 2 months but not more than 240 months and original maturities of at least 7 months but not more than 240 months


 . Geographic Distribution:

        State                                                                  % of Pool Balance
        ----------                                                             -----------------
        California                                                                  18.48%
        Texas                                                                       10.57
        Florida                                                                      9.50
        Arizona                                                                      5.26
        The pool is comprised of Receivables from  48 states.  No other state accounts for more than 5.00% of the aggregate original receivables balance.


COLLATERAL SUMMARY  STATISTICS
- ------------------------------
                                                               % of                             Weighted
                                                          Contract Pool                         Average    Weighted     Weighted
                Number       % of                           Scheduled      Average    Weighted  Original   Average      Average
                  of       Contract       Scheduled         Principal     Principal   Average   Scheduled  Remaining    Loan-to-
Asset Type    Contracts      Pool     Principal Balance      Balance       Balance      APR       Term       Term      Value Ratio
- ----------    ---------    --------   -----------------   -------------   ---------   --------  ---------  ---------   -----------
HorseTrailers     1,510       5.28%          14,957,226           3.55%       9,905    11.420%        121        119           83%
Boats             5,190      18.16%          80,636,368          19.15%      15,537    10.400%        140        138           84%
Motorcycles      11,131      38.95%          84,412,549          20.05%       7,584    14.088%         61         58           81%
Trucks            1,301       4.55%          86,103,648          20.45%      86,183    11.443%         54         52           91%
Aircraft            552       1.93%          70,627,631          16.77%     127,949    10.239%        160        156           87%
ATVs              5,681      19.88%          28,755,766           6.83%       5,062    15.717%         56         54           83%
Pianos            1,015       3.55%          10,011,761           2.38%       9,864    11.640%         74         72           82%
RVs               2,195       7.68%          45,526,395          10.81%      20,741     9.962%        150        144           78%
- ----------    ---------    --------   -----------------   -------------   ---------   --------  ---------  ---------   -----------
Total            28,575     100.00%         421,031,344         100.00%      14,734    11.707%        103        100           85%


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of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement
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final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications
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matters, as disclosed in the Offering Document. Information regarding the
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basis of certain assumptions (including, in certain cases, assumptions specified
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description of the securities or underlying assets, the information contained in the Offering Document).